UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.   )

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TRANS-LUX CORPORATION

(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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TRANS-LUX CORPORATION
135 East 57th Street, 14th Floor
New York, NY  10022

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholder:

You are cordially invited to attend the 2018/2019 annual meeting of stockholders (the “2018/2019 Annual Meeting”) of Trans-Lux Corporation, a Delaware corporation (the “Company”), to be held on Tuesday, July 30, 2019, beginning at 11:00 a.m. local time, located at our headquarters at 135 East 57th Street, 14th Floor,New York, NY  10022 and at any adjournment or postponement thereof.  Proxy materials, which include a Notice of the Meeting, proxy statement and proxy card, are enclosed with this letter.  The enclosed proxy statement is first being mailed to the Company’s stockholders on or about July 9, 2019.  We also have enclosed our 2018 Annual Report on Form 10-K.

At the 2018/2019 Annual Meeting, you will be asked to consider and vote on:

1.      the election of the one nominee named in the accompanying proxy statement to serve as a director until our 2021 annual meeting of stockholders and one nominee named in the accompanying proxy statement to serve as a director until our 2022 annual meeting of stockholders, or until the election and qualification of their successors, or their earlier death, resignation or removal;

2        the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019; and

3        the transaction of any other business that may properly come before the 2018/2019 Annual Meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on June 25, 2019 are entitled to vote at the 2018/2019 Annual Meeting.  A list of stockholders entitled to vote at the 2018/2019 Annual Meeting will be available for inspection at our executive offices.  The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of common stock entitled to notice of, and to vote at, the meeting, is required for a quorum to transact business.

Your vote is important to us and to our business.  Whether or not you plan to attend the 2018/2019 Annual Meeting, we hope that you will vote as soon as possible.  You may vote in person by ballot at the 2018/2019 Annual Meeting, over the Internet, by telephone or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction form.  If you would like to attend and your stock is not registered in your own name, please ask the broker, trust, bank or other nominee that holds the stock to provide you with evidence of your stock ownership.

We appreciate your continued support of the Company and look forward to either greeting you personally at the meeting or receiving your proxy.

Sincerely,

Todd Dupee
Acting Corporate Secretary, Chief Accounting Officer
Trans-Lux Corporation
New York, NY
July 9, 2019

IMPORTANT

Whether or not you attend the meeting in person, please vote by telephone or Internet, or, if you receive a paper copy of the proxy materials, please sign, date and promptly mail the enclosed proxy card or use the telephone or Internet voting procedures described on the proxy card. The proxy statement and annual report are also available for your review at http://proxystatements.trans-lux.com/.

TRANS-LUX CORPORATION
135 East 57th Street, 14th Floor
New York, NY  10022

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 30, 2019

GENERAL INFORMATION

The Board of Directors (the “Board”) of Trans-Lux Corporation, a Delaware corporation (“we,” “our,” “Trans-Lux” or the “Company”), is furnishing this proxy statement for use at the 2018/2019 annual meeting of stockholders (the “2018/2019 Annual Meeting”) to be held on Tuesday, July 30, 2019, and any adjournment or postponement thereof.  The 2018/2019 Annual Meeting will be held at 11:00 a.m. local time at our headquarters at 135 East 57th Street, 14th Floor, New York, NY  10022.  This proxy statement and accompanying proxy card and our 2018 Annual Report on Form 10-K (the “2018 Annual Report”) will be made available to our stockholders on or about July 9, 2019.

VOTING PROCEDURES

Who Can Vote. Record holders of our common stock, par value $0.001 per share (the “Common Stock”) and our Series B Convertible Preferred Stock (the “SBCPS”) at the close of business on June 25, 2019 (the “Record Date”), are entitled to vote.  At the close of business on the Record Date, 13,381,476 shares of Common Stock were issued and outstanding.  Each share of Common Stock owned on the Record Date is entitled to one (1) vote.  At the close of business on the Record Date, 648 shares of SBCPS were issued and outstanding.  Each share of SBCPS owned on the Record Date is entitled to 100 votes, and such votes are voted with the Common Stock.  The votes available from Common Stock and SBCPS aggregate 64,800 potential votes.

Quorum. A quorum will be present at the 2018/2019 Annual Meeting if the holders of a majority of the eligible shares of Common Stock and SBCPS entitled to vote as of the Record Date are present in person or by proxy.  Shares of Common Stock and SBCPS that are represented by a proxy marked “withhold” or “abstain” will be considered present at the 2018/2019 Annual Meeting for purposes of determining a quorum.

How to Vote. If your shares are held in a brokerage account, by a trustee or by another nominee (typically referred to as being held in “street name”), you may receive a separate voting instruction form with this proxy statement, or you may need to contact your broker, bank or other stockholder of record to determine whether you will be able to vote electronically via the Internet or by telephone.

If you are a stockholder of record, you may vote in person at the 2018/2019 Annual Meeting or by proxy without attending the 2018/2019 Annual Meeting.  You may vote by proxy in one of three convenient ways:

•      By mail: sign, date and return the proxy card in the enclosed prepaid envelope;

•      By Internet: visit the website shown on your proxy card and follow the instructions; or

•      By telephone: call the toll-free telephone number shown on your proxy card and follow the instructions.

If you sign and return the enclosed proxy card but do not indicate your vote, the designated proxy holders will vote your shares in accordance with the recommendations of the Board as follows: “FOR” each of the nominees for election as directors; and “FOR” the ratification of the appointment of Marcum LLP as our independent registered public accounting firm.  We are not aware of any other business to be acted upon at the 2018/2019 Annual Meeting other than as set forth herein.  If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the 2018/2019 Annual Meeting.

If your shares are held in a brokerage account, by a trustee or by another nominee, you are considered the “beneficial owner” of those shares.  As the beneficial owner of those shares, you have the right to direct your broker, trustee or nominee how to vote and you also are invited to attend the 2018/2019 Annual Meeting.  However, because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the 2018/2019 Annual Meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the 2018/2019 Annual Meeting.

Vote Required to Adopt Proposals.

•        Proposal 1: Election of Directors.  Directors are elected by a plurality of the votes cast at the 2018/2019 Annual Meeting, either in person or by proxy.  The two nominees receiving the greatest number of votes at the 2018/2019 Annual Meeting will be elected to our Board, even if they receive less than a majority of such shares.  Broker non-votes and abstentions will not be counted in determining the number of votes cast and will have no effect on the election of directors.

•        Proposal 2: Ratification of Independent Registered Public Accounting Firm.  The affirmative vote of a majority of the votes cast at the 2018/2019 Annual Meeting, either in person or by proxy, will be required to ratify the selection of our independent registered public accounting firm at the 2018/2019 Annual Meeting.  Broker non-votes, if any, will not be counted in determining the number of votes cast and will have no effect on the approval of this proposal.  Abstentions will have the effect of votes “AGAINST” this proposal.

How Your Shares Will Be Voted if You Do Not Provide Voting Instructions. If your broker holds your shares in street name, your broker, as the registered holder, must vote your shares in accordance with your instructions.  If you do not provide voting instructions, your broker has the discretion to vote those shares with respect to routine proposals but not with respect to non-routine proposals.  Shares for which brokers do not receive instructions, sometimes called “broker non-votes,” will be counted as present for determining a quorum at the meeting.  The proposal to ratify the selection of our independent public accounting firm is considered a routine proposal and accordingly, we do not anticipate broker non-votes in this matter.  Broker non-votes will not be included in determining the number of votes cast for this proposal.  The proposal for the election of directors will not include broker non-votes in determining the number of votes cast for this proposal.

What to Do if You Wish to Change Your Voting Instructions.If you wish to change or revoke your voting instructions after you have submitted your proxy, you may do so at any time before the proxies are voted at the 2018/2019 Annual Meeting by:

•    notifying the Acting Corporate Secretary of the Company in writing at the address on the first page of this proxy statement that you wish to revoke your proxy;

•    delivering a subsequent proxy bearing a date after the date of the proxy being revoked and relating to the same shares; or

•    voting in person at the 2018/2019 Annual Meeting if you are the stockholder of record.

Please note that your attendance at the 2018/2019 Annual Meeting will not, by itself, revoke your proxy.

If you hold your shares in “street name,” please contact your bank, broker or other nominee for instructions on how to change your voting instructions.

Householding of Proxy Materials. In an effort to reduce printing costs and postage fees, we have adopted a practice approved by the Securities and Exchange Commission (the “SEC”) called “householding.”  Under this practice, stockholders who have the same address and last name will receive only one copy of our proxy materials, unless one or more of these stockholders notifies us that he or she wishes to continue receiving individual copies.  Stockholders who participate in householding will continue to receive separate proxy cards.  If you share an address with another stockholder, received only one set of proxy materials and would like to request a separate paper copy of these materials, please contact our Acting Corporate Secretary by mail at the address on the first page of this proxy statement, by telephone at (800) 243-5544 or by email at tdupee@trans-lux.com, and we will promptly deliver a separate copy.  Stockholders sharing an address can request delivery of a single copy of annual reports on Form 10-K and proxy statements if they are receiving multiple copies of these materials by contacting our Acting Corporate Secretary by mail at the address on the first page of this proxy statement, by telephone at (800) 243-5544 or by email at tdupee@trans-lux.com.

We Will Bear Solicitation Expenses. We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional solicitation materials furnished to the stockholders.  Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners.  In addition, we may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners.  The original solicitation of proxies by mail may be supplemented by a solicitation by telephone or other means by our directors, officers or employees.  No additional compensation will be paid to these individuals for any such services.

How to Request a Copy of the Proxy Materials. For the 2018/2019 Annual Meeting or any future annual meeting of stockholders, if you would like to request a copy of the proxy materials, including the proxy statement and form of proxy and the 2018 Annual Report, please contact our Acting Corporate Secretary by mail at the address on the first page of this proxy statement, by telephone at (800) 243-5544 or by email at tdupee@trans-lux.com, and we will promptly deliver a copy to you.  You may also request a paper copy of the proxy materials at www.trans-lux.com.

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to be Held on July 30, 2019

The proxy statement and 2018 Annual Report are available at http://proxystatements.trans-lux.com/

PROPOSAL 1

ELECTION OF DIRECTORS

Pursuant to the Company’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, the Board is divided into three separate classes of directors.  At each annual meeting of stockholders, one class of directors is elected to a term of three years.  Since there was no annual meeting in 2018 and his previous term was extended by a year until this meeting, Salvatore J. Zizza has been nominated by the Board for election as a director at the 2018/2019 Annual Meeting for a two-year term until our 2021 annual meeting of stockholders (the “2021 Annual Meeting”) or until the election and qualification of his successor, or his earlier death, resignation or removal.  Yantao Yu has been nominated by the Board for election as a director at the 2018/2019 Annual Meeting for a three-year term until our 2022 annual meeting of stockholders (the “2022 Annual Meeting”) or until the election and qualification of his successor, or his earlier death, resignation or removal.  All directors serving on the Board at such time (other than Mr. Shi) attended the 2017 annual meeting of stockholders.  The Amended and Restated Certificate of Incorporation of the Company allows for the Board to consist of a minimum of five and a maximum of fifteen members.

Mr. Zizza is a current director who was most recently elected at the 2015 annual meeting of stockholders.  Mr. Zizza is independent pursuant to the listing requirements of the NYSE MKT Company Guide.  There are no family relationships among any of the directors, director nominees and executive officers.

Each nominee has agreed to serve if elected.  If a nominee becomes unavailable for election or cannot serve, an event that we do not expect, the Board may substitute another nominee or reduce the number of nominees.  The enclosed proxy will be voted for such substitute, if any, as shall be designated by the Board.

Each of the director nominees receiving a plurality of the votes cast at the 2018/2019 Annual Meeting will be elected as a director.  You may withhold votes from any or all nominees.  Broker non-votes will have no effect on the result of this vote.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE FOR EACH OF THE NOMINEES.

Director Qualifications

The following paragraphs provide information as of the date of this proxy statement about each nominee and current director.  The information presented includes information each nominee and director has given us about his age, all positions he holds, his principal occupation and business experience for the past five years and the names of other publicly-held companies for which he currently serves as a director or has served as a director during the past five years. In addition to the information presented below regarding each director and director nominee’s specific experience, qualifications, attributes and skills that led our Board to the conclusion that he should serve as a director, we also believe that all of our director nominees have a reputation for integrity, honesty and adherence to high ethical standards.  They each have demonstrated business acumen and an ability to exercise sound judgment.

Directors and Nominees Standing for Election

Name	Age	Since	Expiration of Proposed Term
Yantao Yu	43	-	2022
Salvatore J. Zizza	73	2009	2021

Directors Whose Terms Continue

Name	Age	Since	Expiration of Term
Marco Elser (1)	60	2012	2020
Nicholas J. Fazio	39	2018	2022
Yang Liu	29	2018	2020
George W. Schiele	87	2009	2020

Directors Whose Terms Expire at the 2018/2019 Annual Meeting and Are Not Standing for Election

Name	Age	Since	Expiration of Term
Alan K. Greene	79	2013	2019
Alberto Shaio	71	2013	2021
Yaozhong Shi	51	2014	2019

(1)  Mr. Elser has informed the Board that he will resign at the 2018/2019 Annual Meeting.

Directors and Nominees Standing for Election

Yantao Yu has been nominated to become a director of the Company at this Annual Meeting.  Mr. Yu has been the Chief Financial Officer of ROE Visual, a subsidiary of the Unilumin Group Co. Ltd. in the United States, since September 2018.  With over 25 years of financial experience, his background includes positions as Senior Accountant and/or Controller of The Quaker Oats Company; Bostik China (a subsidiary of Total S.A [TOT]); Eton Electric; and Airwell Air-conditioning Technology (China) Co., Ltd. and Airwell Fedders North America Inc (subsidiaries of Elco Holdings, Ltd. [TASE: ELCO]).  From 1994 through 2012, he served as Chief Financial Officer of Lover Group and served as its Secretary of the Board from 2013 through August 2018.  Mr. Yu holds an Executive Master of Business Administration (EMBA) degree from the University of Minnesota and his professional certifications include CPA, CGA, CMA and FCCA.  Mr. Yu’s extensive financial experience allows him to provide valuable contributions to the Board.

Salvatore J. Zizza has served as an independent director of the Company since December 2009.  Mr. Zizza was elected Chairman of the Board (a non-executive position) of the Company on September 28, 2018.  Previously, he had been Vice Chairman of the Board (a non-executive position) of the Company since September 29, 2010.  He currently serves as the Chairman of Bergen Cove Realty Inc.  Additionally, Mr. Zizza serves as a Director of GAMCO Westwood Funds.  He has been an Independent Trustee of GAMCO Global Gold, Natural Resources & Income Trust by Gabelli since November 2005 and serves as a Director/trustee of 26 funds in the fund complex of Gabelli Funds.  He has been Director of General Employment Enterprises Inc. since January 8, 2010 and has been an Independent Trustee of Gabelli Dividend & Income Trust since 2003.  Mr. Zizza has been Independent Director of Gabelli Convertible & Income Securities Fund Inc. since April 24, 1991 and has been a Director of Gabelli Equity Trust, Inc. since 1986 and a Trustee of Gabelli Utility Trust since 1999.  Mr. Zizza has previously served as Chairman of Zizza & Associates, LLC and of Bethlehem Advanced Materials thru November 2018, and Chief Executive Officer and Chairman of the Board of General Employment Enterprises Inc. from December 23, 2009 until December 26, 2012.  Mr. Zizza had served as President and Chief Operating Officer of Bion Environmental Technologies Inc. from January 13, 2003 until December 31, 2005 and has served as Non-Executive Chairman of Harbor BioSciences, Inc. since March 27, 2009.  He served as Lead Independent Director of Hollis-Eden Pharmaceuticals from March 2006 to March 2009 and as a Director of Earl Scheib Inc. from March 1, 2004 to April 2009.  Mr. Zizza received his Bachelor of Arts in Political Science and his Master of Business Administration in Finance from St. John's University, which also has awarded him an Honorary Doctorate in Commercial Sciences.  Mr. Zizza’s extensive experience and service to numerous other boards of directors allow him to provide valuable contributions to the Board.  In addition, Mr. Zizza also serves as Chairman of the Audit Committee and is the “audit committee financial expert” as required under the rules of the SEC.

Directors Whose Terms Continue

Marco M. Elser has served as a director since May 2012.  Since 2015, Mr. Elser has served as a partner with Lonsin Capital, a London-based investment banking firm.  Mr. Elser previously served on the Board of Directors of Protalex, a Florham Park, NY-based biotechnology company; had been one of the independent directors of North Hills Signal Processing Corporation, a Long Island, NY based technology company, until May 2017; a partner with AdviCorp Plc, a London-based investment banking firm; served as International Vice President of Northeast Securities, managing distressed funds for family offices and small institutions, from 1994 to 2001; served as a first Vice President of Merrill Lynch Capital Markets in Rome and London until 1994; was formerly Chairman of the Board of Pine Brook Capital, a Shelton, CT based engineering company; and was the President of the Harvard Club of Italy until 2014, an association he founded in 2002 with other Alumni in Italy where he has been living since 1984.  He received his BA in Economics from Harvard College in 1981.  Mr. Elser’s extensive knowledge of international finance and commerce allows him to make valuable contributions to the Board.  Mr. Elser’s term expires at our 2020 annual meeting of stockholders (the “2020 Annual Meeting”).

Mr. Elser has informed the Board that he will resign at the 2018/2019 Annual Meeting.

Nicholas J. Fazio was appointed a director of the Company on November 19, 2018.  Mr. Fazio has been Director and Chief Executive Officer of Unilumin USA since 2017.  Previously, he was Senior Product Manager for Christie Digital Systems USA from 2014 to 2017 and Vice President of Engineering of McCann Systems from 1997 to 2014.  Mr. Fazio’s strong business knowledge and extensive history and resources in the LED display arena allow him to provide valuable contributions to the Board.  Mr. Fazio’s term expires at our 2022 Annual Meeting.

Yang Liu was appointed a director of the Company on November 19, 2018.  Mr. Liu has been Director of Unilumin Sports since 2016.  Previously, he was Director of Unilumin Visual from 2016 to 2017, Sales Manager of the Unilumin Amsterdam sales office from 2014 to 2016, and Sales Engineer for Unilumin Benelux from 2011 to 2013.  Mr. Liu’s strong business knowledge and extensive history and resources in the LED display arena allow him to provide valuable contributions to the Board.  Mr. Liu’s term expires at our 2020 annual meeting of stockholders (the “2020 Annual Meeting”).

George W. Schiele has served as a director of the Company since December 2009.  Mr. Schiele was elected Vice Chairman of the Board (a non-executive position) of the Company on September 28, 2018.  Previously, he had been Chairman of the Board (a non-executive position) of the Company since September 29, 2010.  Mr. Schiele currently serves as a trust management and private investment officer and has held such positions since 1974.  He is also President of ten other private companies, Vice President or Trustee of nine entities and President or Vice President of two Foundations.  Mr. Schiele additionally serves as Trustee of ten private trusts from 1974 through the present.  Mr. Schiele serves as an officer of two charitable foundations since 1974 and 2006 has been Managing Partner of two investment partnerships since 2008.  From 2003 until 2013 he was a Director of Connecticut Innovations, Inc., one of the nation’s five most active venture capital firms and was Chairman of its Investment Advisory and Investment Committees from 2004 until 2013, responsible during his tenure for more than 200 VC investments.  He was also a Director and officer of The Yankee Institute until 2016.  Mr. Schiele’s long experience in previous start-ups and corporate restructurings and his service to other boards of directors allow him to make valuable contributions to the Board.  Mr. Schiele’s term expires at our 2020 Annual Meeting.

Directors Whose Terms Expire At The 2018/2019 Annual Meeting And Are Not Standing For Election

Alan K. Greene has served as an independent director of the Company since October 2013.  Currently, Mr. Greene serves on the board of directors of Intellicorp, Inc. (since 2001) and RAVE, Inc. (since 2005).  Mr. Greene has previously served as a Partner of Price Waterhouse from 1974 to 1995, acting at various times as Managing Partner for cross border transactions and as National Director of tax services for M&A, and in connection with foreign banks and mutual funds with respect to acquisition and investment strategies.  Previously, he was a director of Connecticut Innovations, Inc. from 2005 until 2015, the Connecticut Clean Energy Fund from 2007 until 2011, Metromedia International Group, Inc. from 2007 until 2011, Enduro Medical Technologies LLC from 2005 until 2013 and Greene Rees Technologies, LLC from 1995 until 2013.  Mr. Greene has also held prior board positions at Fortistar Capital, Oswego Hydro, Access Shipping and various other public and private companies through the years.

Alberto Shaio was appointed President and Chief Executive Officer of the Company on August 9, 2018 and has served as a director for the Company since October 2, 2013.  Previously he was appointed Interim Chief Executive Officer on April 24, 2018 and he served as Chief Operating Officer of the Company from October 6, 2014 until his appointment as President and Chief Executive Officer.  Prior thereto, Mr. Shaio served as President and CEO of Craftsmen Industries from January 1, 2011 through September 1, 2013 and held various posts with Farrel Corporation (Ansonia CT and Rochdale England) from 1986 until December 31, 2010, including the role of President and CEO since 2003.  Mr. Shaio was a Director of the HF Mixing Group (Germany) from 2002 until 2010.  From 1970 through 1986, Mr. Shaio was General Manager, Vice President or President of various companies such as Pavco, Filmtex (Colombia SA), and the Interamerican Investment Group.  He has served on the board of directors of New Energy Corporation, Farrel Corporation, Interactive Systems, Polifilm, Filmtex, PAVCO SA, and Harburg Freudenberg Maschinenbau GmbH (Germany) and on the Board of Advisors of Scorpion Capital.

Yaozhong Shi has served as a director of the Company since June 2014 and became a non-executive employee of the Company on July 22, 2015.  Mr. Shi was appointed as a director of the Company pursuant to the terms of that certain Securities Purchase Agreement dated as of June 27, 2014 between the Company and Transtech LED Company Limited (“Transtech”).  Mr. Shi has over 25 years of experience in the LED industry.  Mr. Shi’s contributions to Transtech have resulted in a successful, well-known brand in the LED display total solution industry that provides solutions for multiple indoor & outdoor applications primarily in the media, entertainment and sports sectors.

CORPORATE GOVERNANCE AND RELATED MATTERS

Board of Directors

Board Composition and Election of Directors

We operate under the direction of our Board.  Our Board is responsible for the management of our business and affairs.  Our Certificate of Incorporation provides that the number of directors may be determined pursuant to our Amended and Restated Bylaws, which provide that such number may be determined from time to time by our Board.  However, under our Amended and Restated Bylaws, the Board shall consist of a minimum of five and a maximum of fifteen directors.  Our directors are divided into three separate classes of directors.  At each annual meeting of stockholders, one class of directors is elected to a term of three years or until the election and qualification of their successors, or their earlier death, resignation or removal.  There are no family relationships among any of our directors or executive officers.

Independent Directors

While the Company’s Common Stock is traded on the OTCQB, the Company follows the NYSE MKT Company Guide regarding the determination of independence of the Company’s directors.  A director is considered independent if the Board determines that the director does not have any direct or indirect material relationship with the Company.  As Unilumin owns more than 50% of the Company’s outstanding shares, the Company would be deemed a “controlled company” under NYSE rules and hence is not required to have a majority of independent directors.  Messrs. Shaio and Shi are employees of the Company and therefore have been determined by the Board to fall outside the definition of “independent director.”  Mr. Shi is also a Director of Transtech, which is one of the Company’s suppliers of LED modules.  Messrs. Fazio, Liu and Yu are affiliated with Unilumin or its subsidiaries, which is one of the Company’s suppliers of LED modules and, as a result of the transactions between the Company and Unilumin, would not be deemed independent directors under NYSE rules.  Messrs. Elser, Fazio, Greene, Liu, Schiele and Zizza are non-employee directors of the Company.

The Board has determined that Messrs. Greene, Schiele and Zizza are “independent directors” because they had no relationship with the Company other than their capacities as members of the Board and committees thereof.  The Board has determined that Mr. Elser’s voting dispositive power as investment manager of Carlisle Investments, Inc. (“Carlisle”), which has made loans to the Company, does not disqualify Mr. Elser from being considered an “independent director.”  The Board has determined that its two Audit Committee members, Messrs. Greene and Zizza, are “independent directors.”  In addition, our Board has made a subjective determination as to each independent director and independent director nominee that no relationships exist which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.  In making these determinations, our Board reviewed and discussed information provided by the directors, the director nominees and us with regard to each director and director nominee’s business and personal activities and relationships as they may relate to us and to our management.  Our Board has concluded that each of Messrs. Greene and Zizza satisfies the heightened audit committee independence standards set forth in Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Board Committees

Our Board has established a standing Audit Committee, Compensation Committee, Executive Committee and Nominating Committee.  Each committee operates under a charter approved by our Board.  Copies of each committee’s charter are posted on the Investor Relations section of our website at www.trans-lux.com.

Audit Committee

Our Audit Committee currently consists of Messrs. Greene and Zizza, with Mr. Zizza serving as chairman.  Our Board has determined that Mr. Zizza is an “audit committee financial expert” as defined in applicable SEC rules.  Our Audit Committee’s responsibilities include:

•     appointing, compensating, retaining and overseeing the work of any public accounting firm engaged by us for the purpose of preparing or issuing an audit report or performing other audit, review or attest services;

•     reviewing and discussing with management and the external auditors our audited financial statements;

•     considering the effectiveness of our internal control system;

•     reviewing and discussing with management the Company’s major financial risk exposures and steps management has taken to monitor and control such exposures and liabilities;

•     establishing our policy regarding our hiring of employees or former employees of the external auditors and procedures for the receipt, retention and treatment of accounting related complaints and concerns;

•     meeting independently with our external auditors and management;

•     reviewing and updating the Audit Committee Charter; and

•     preparing the Audit Committee report required by the proxy rules of the SEC.

Compensation Committee

Our Compensation Committee currently consists of Messrs. Elser, Greene and Zizza, with Mr. Greene serving as chairman.  Our Compensation Committee’s responsibilities include:

•     providing guidance and periodic monitoring for all of our corporate compensation;

•     considering the effectiveness of our employee equity programs;

•     administering our stock incentive plans with respect to our executive officers and employee Board members, including the adjustment of base salary each year;

•     implementing and administering our incentive compensation programs and authorizing all awards under these incentive programs;

•     administering our employee benefit plans; and

•     approving all perquisites, equity incentive awards, special cash payments or loans made or paid to executive officers and employee Board members and assisting the Board of Directors in succession planning for executive officers.

At the end of each fiscal year, the Compensation Committee meets to review the performance of executive officers and employee Board members subject to the short-swing profit restrictions of Section 16 of the Exchange Act under those programs and award bonuses thereunder.  At that time, the Compensation Committee may also adjust base salary levels for executive officers and employee Board members subject to the short-swing profit restrictions of Section 16 of the Exchange Act and review the overall performance of our employee benefit plans.  The Compensation Committee also meets when necessary to administer our stock incentive plan.

The Compensation Committee has determined and reviewed the value and forms of compensation for our named executive officers and other officers based on the committee members’ knowledge and experience, competitive proxy and market compensation information and management recommendations.  The Compensation Committee did not engage a compensation consulting firm in fiscal year 2018.  The Compensation Committee does not delegate its authority to review, determine and recommend, as applicable, the forms and values of the various elements of compensation for executive officers and directors.  The Compensation Committee does delegate to Company management the implementation and record-keeping functions related to the various elements of compensation it has approved.

Nominating Committee

Our Nominating Committee consists of Messrs. Elser, Schiele and Shaio.  Our Nominating Committee’s responsibilities include:

•     reviewing any stockholder nominations for directors and presenting to our Board a list of individuals recommended for nomination for election to our Board at the annual meeting of stockholders;

•     reviewing the disclosure included in our proxy statement regarding our director nomination process;

•     reviewing the composition of each Board committee and presenting recommendations for committee memberships to our Board as needed; and

•     reviewing the charter and composition of each Board committee and making recommendations to our Board for the creation of additional Board committees or the change in mandate or dissolution of Board committees.

            Executive Committee

Our Executive Committee consists of Messrs. Elser, Schiele and Zizza.  Messrs. Elser, Schiele and Zizza are independent, meeting the requirements of Section 952 of the Dodd-Frank Wall Street Reform and Consumer Protection Act.  Each of the members of the Executive Committee qualify as “non-employee directors” for the purposes of Rule 16b-3 under the Exchange Act, and Messrs. Elser, Schiele and Zizza qualify as "outside directors" for the purposes of Section 162(m) of the Internal Revenue Code, as amended.  Our Executive Committee’s responsibilities include:

•      providing the President and Chief Executive Officer of the Company with a confidential sounding board for insights and advice, and to provide the Board with a more active formal interface with management and its day to day policy and actions; and

•      exercising the powers and authority of the Board, subject to certain limitations set forth in the Company’s charter, during the intervals between meetings of the Board, when, based on the business needs of the Company, it is desirable for the Board to meet but the convening of a special board meeting is not warranted as determined by the Chairman of the Board.

It is the general intention that all substantive matters in the ordinary course of business be brought before the full Board for action, but the Board recognizes the need for flexibility to act on substantive matters where action may be necessary between Board meetings, which, in the opinion of the Chairman of the Board, should not be postponed until the next previously scheduled meeting of the Board.

Directors’ Attendance at Meetings

During fiscal year 2018, the Board and each of its committees held the following meetings:

•      the Board held four meetings;

•      the Audit Committee held four meetings;

•      the Compensation Committee held one meeting;

•      the Nominating Committee did not hold any meetings; and

•      the Executive Committee did not hold any meetings.

In fiscal year 2018, all directors attended 75% or more of meetings of the Board and committees on which they serve.  The Company does not have a formal policy regarding directors’ attendance at annual stockholders’ meetings, but strongly encourages and prefers that directors attend regular and special Board meetings as well as the annual meeting of stockholders in person, although attendance by teleconference is considered adequate.  The Company recognizes that attendance of the Board members at all meetings may not be possible and excuses absences for good cause.

Board Leadership Structure

The roles of Chairman and Chief Executive Officer are separate positions.  Mr. Zizza serves as our Chairman and Mr. Shaio serves as our Chief Executive Officer.  We separate the roles of Chairman and Chief Executive Officer in recognition of the differences between the two roles.  The Chief Executive Officer is responsible for setting our strategic direction and our day-to-day leadership and performance, while the Chairman of the Board provides guidance to the Chief Executive Officer and presides over meetings of the Board.  We do not have a lead independent director.

Risk Oversight

Our Board of Directors and its Audit Committee are actively involved in risk management.  Both the Board and Audit Committee regularly review the financial position of the Company and its operations, and other relevant information, including cash management and the risks associated with the Company’s financial position and operations.  The Board regularly receives reports from senior management on areas of material risk to our Company, including our liquidity, operational and legal and regulatory risks.  Pursuant to its charter, the Audit Committee reviews our major financial risk exposures and the steps management has taken to monitor and control such exposures, and it also meets periodically with management to discuss policies with respect to risk assessment and risk management.

Nominations for Directors

Director Qualifications

The full Board is responsible for selecting persons to fill vacancies on the Board and recommending candidates for election by the stockholders.  The Board has delegated the process of considering candidates to the Nominating Committee.  In evaluating director nominees, the Nominating Committee considers director nominees on the basis of, among other things, experience, expertise, skills, knowledge, integrity, understanding the Company’s business and willingness to devote time and effort to Board responsibilities.

In assessing potential new directors, the Nominating Committee considers individuals from various disciplines and diverse backgrounds so that the Board has a broad diversity of experience, professions, skills and backgrounds.  The Nominating Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees.  Our Board has no formal policy with regard to the consideration of diversity in identifying director nominees, but the Board believes that the backgrounds and qualifications of the directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.  Other than the foregoing, there are no specific minimum qualifications that the Nominating Committee believes that a Committee-recommended nominee to the Board must possess, although the Nominating Committee may also consider such other factors as it may deem are in our best interests or the best interests of our stockholders.  Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law.

In its deliberations, the Nominating Committee is aware that our Board must have at least one director who qualifies as an “audit committee financial expert” as defined by SEC rules.  The Nominating Committee also believes it appropriate for certain key members of our management to participate as members of the Board.

Stockholder Nominations

The Nominating Committee will evaluate any director candidates recommended by a stockholder according to the same criteria as a candidate identified by the Nominating Committee.

Any stockholder who intends to nominate a director at our 2020 Annual Meeting must notify our Acting Corporate Secretary in writing at the address set forth at the beginning of this proxy statement of such intent in a timely manner in accordance with Article 5(c) of our Amended and Restated Bylaws.  In accordance with the advance notice provisions of our Amended and Restated Bylaws, to be timely, director nominations must be delivered to or mailed and received by the Acting Corporate Secretary of the Company not later than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting of stockholders (or April 1, 2020).  However, in the event that the date of our 2020 Annual Meeting is advanced more than 30 days prior to such anniversary date or delayed more than 60 days after such anniversary date, then to be timely such notice must be received by us on or before the later of (i) 90 days prior to the date of the meeting or (ii) the tenth day following the day on which public announcement of the date of the meeting was made.  The notice must include the information specified in our Amended and Restated Bylaws.

Code of Business Conduct and Ethics

The Board has adopted a Code of Business Conduct and Ethics Guidelines (the “Ethics Code”) that applies specifically to board members and executive officers.  The Ethics Code is designed to promote compliance with applicable laws and regulations, to promote honest and ethical conduct, including full, fair, accurate and timely disclosure in reports and communications with the public.  The Ethics Code is available for viewing on the Company’s website at www.trans-lux.com in the “Investor Relations” Section.  Any amendments to, or waivers from, the Ethics Code will be posted on the website.  In addition, the Board adopted a Whistle Blowing policy, which provides procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters, as well as the confidential, anonymous submission of concerns regarding questionable accounting or auditing practices.

Stockholder Communication with the Board

The Board maintains a process for stockholders to communicate with the Board or with individual directors.  Stockholders who wish to communicate with the Board or with individual directors should direct written correspondence to our Acting Corporate Secretary at our Company’s headquarters located at 135 East 57th Street, 14th Floor, New York, NY  10022.  Any such communication must contain:

•      a representation that the stockholder is a holder of record of our capital stock;

•      the name and address, as they appear on our books, of the stockholder sending such communication; and

•      the class and number of shares of our capital stock that are beneficially owned by such stockholder.

The Acting Corporate Secretary will forward such communications to our Board or the specified individual director to whom the communication is directed unless such communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Acting Corporate Secretary has the authority to discard the communication or to take the appropriate legal action regarding such communication.

2018 Director Compensation

Non-Employee Director Stock Option Plan

The Board has previously established a Non-Employee Director Stock Option Plan which, as amended, covers a maximum of 1,200 shares for grant.  Such options are granted for a term of six years and are priced at fair market value on the grant date.  The determination as to the amount of options to be granted to directors is based on years of service, and are calculated on a yearly basis as follows: a minimum of 20 stock options are granted for each director; an additional 20 stock options are granted if a director has served for five years or more; an additional 20 stock options are granted if a director has served for ten years or more; and an additional 40 stock options are granted if a director has served for twenty years or more.  Such options are exercisable at any time upon the first anniversary of the grant date.  The Company grants additional stock options upon the expiration or exercise of any such option if such exercise or expiration occurs no earlier than four years after date of grant, in an amount equal to the number of options that have been exercised or that have expired.

Compensation of Directors

The following table sets forth the compensation awarded to, earned by, or paid to each person who served as a director during the fiscal year ended December 31, 2018.

Name and Principal	Fees Earned or Paid in Cash	Stock Awards	Other	Total
Position	($)	($)	($)	($)
Jean-Marc Allain (1) (2)	–	–	–	–

Marco Elser (3)	12,400	–	–	12,400

Nicholas J. Fazio (4)	1,667	–	–	1,667

Alan K. Greene	15,600	–	–	15,600

Yang Liu (4)	1,667	–	–	1,667

Ryan J. Morris (5)	–	–	–	–

George W. Schiele	54,000	–	–	54,000

Alberto Shaio (1)	–	–	–	–

Yaozhong Shi (6)	–	–	23,664	23,664

Salvatore J. Zizza	58,400	–	–	58,400

(1)         Does not include compensation payable to Messrs. Allain and Shaio as executive officers of the Company, as further described under “Executive Compensation”.

(2)         Resigned from the Board on July 16, 2018.

(3)         Resigned from the Board effective July 30, 2019.

(4)         Appointed to the Board on November 19, 2018.

(5)         Resigned from the Board on March 30, 2018.

(6)         Other represents compensation as a non-executive employee of the Company.  Does not include fees payable by the Company to Transtech as described under Certain Relationships and Related Transactions below.

Certain Relationships and Related Transactions

Except as described below, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or are a party in which the amount involved exceeded or exceeds the lesser of $120,000 or 1% of our total assets and in which any of our directors, executive officers, holders of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest, other than compensation arrangements with directors and executive officers and the transactions described or referred to below.

Yaozhong Shi, a director of the Company, is the Chairman of Transtech, which is one of our LED suppliers.  The Company purchased $211,000 and $1.9 million of product from Transtech in 2018 and 2017, respectively, at prices that approximate fair market value.  Amounts payable by the Company to Transtech were $316,000, $305,000 and $149,000 as of March 31, 2019 and December 31, 2018 and 2017, respectively.

The Company received a $500,000 loan from Carlisle on April 27, 2016, which is included in Long-term debt – related party in the Condensed Consolidated Balance Sheets, and an additional $500,000 loan from Carlisle on November 6, 2017, which is included in Current portion of long-term debt – related party in the Condensed Consolidated Balance Sheets.  Mr. Elser, a director of the Company, exercises voting and dispositive power as investment manager of Carlisle.

On November 2, 2018, the Company entered into a Securities Purchase Agreement (the “SPA”) with Unilumin pursuant to which Unilumin purchased 1,315,789 shares of the Company’s Common Stock, for a purchase price of $1,500,000 (the “Purchase”), or a per share purchase price of $1.14.  As part of the Purchase, Unilumin also received a Warrant (the “Unilumin Warrant”).  On March 4, 2019, Unilumin exercised $2.0 million of the Unilumin Warrant and the Company issued 2,061,856 shares of Common Stock, and on April 5, 2019, Unilumin exercised the remaining $3.5 million of the Unilumin Warrant and the Company issued 3,618,247 shares of Common Stock, raising an aggregate of $5.5 million for the Company.  Nicholas Fazio, Yang Liu and Yantao Yu are affiliated with Unilumin or its subsidiaries.

AUDIT COMMITTEE REPORT

Management is responsible for our system of internal controls over financial reporting and for preparing our financial statements.  Our independent registered public accounting firm, Marcum LLP, is responsible for performing an independent audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and to issue a report thereon.  The Audit Committee is responsible for overseeing management’s conduct of the financial reporting process and system of internal control.

During 2018, the Audit Committee met regularly and held discussions with management and the independent registered public accounting firm.  During these meetings and in meetings concerning our 2018 Annual Report for the year ended December 31, 2018, the Audit Committee has:

•     reviewed and discussed the audited financial statements included in our 2018 Annual Report for the year ended December 31, 2018 with management and our independent registered public accounting firm;

•     received the written disclosures and communications from the independent registered public accounting firm that are required by the applicable requirements of the PCAOB regarding such firm’s communications with the Audit Committee concerning independence and has discussed with such firm its independence; and

•     discussed with the independent registered public accounting firm the matters required to be discussed under Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the PCAOB in Rule 3200T, or any successor rule.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Company and its subsidiaries be included in the 2018 Annual Report for the year ended December 31, 2018 for filing with the SEC.

The Audit Committee has relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of the independent registered public accounting firm included in its report on our financial statements.  The Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not, however, ensure that our financial statements are presented in accordance with generally accepted accounting principles or that the audit of our financial statements has been carried out in accordance with the standards of the PCAOB.

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

MEMBERS OF THE AUDIT COMMITTEE

Salvatore J. Zizza, Chairman
Alan K. Greene

EXECUTIVE OFFICERS

Our executive officers and their ages as of the Record Date are listed below.  Information regarding Alberto Shaio, our President and Chief Executive Officer, is listed above under the heading “Election of Directors — Director Qualifications.”

Name	Age	Position
Todd Dupee	47	Senior Vice President and Chief Accounting Officer
Alexandro Gomez	49	Senior Vice President and Chief Relationship Officer
John Hammock	56	Senior Vice President and Chief Sales and Marketing Officer

Todd Dupee, became Senior Vice President and Chief Accounting Officer of the Corporation effective October 1, 2018.  He had been Interim Chief Accounting Officer of the Corporation since April 26, 2018 and Vice President of the Corporation since 2009.  He had previously been Controller since 2004 (except when he served as Chief Financial Officer and Interim Chief Financial Officer from December 3, 2012 to May 29, 2014) and has been with the Company since 1994.

Alexandro Gomez, became Senior Vice President and Chief Relationship Officer of the Corporation on September 28, 2018.  He had been Chief Revenue Officer since he had started with the Company in 2014.  Mr. Gomez previously worked for xclr8 Media from 2011 to 2014, Van Wagner Sports and Entertainment from 2003 to 2011, One-On-One Sports Radio Network from 2000 to 2001, Foot Locker Worldwide from 1998 to 2000 and News Corporation’s Fox Sports and Fox Video from 1992 to 1998.

John Hammock, became Senior Vice President and Chief Sales and Marketing Officer of the Corporation on September 28, 2018.  He had been Chief Sales Officer since he had started with the Company in 2016.  Mr. Hammock has extensive experience in international business development and sales with Fortune 500 accounts.  Previously he was an Executive Vice President of Sales & Marketing at Niagara Streaming Media.  Mr. Hammock has held numerous high profile Senior Vice President roles in telecom, software and manufacturing companies including Newbridge Networks, Corvis and Voxpath Networks.  As Vice President of Corvis, his team’s sales efforts were responsible for $238 million during the two-year period preceding a successful $1.6 billion IPO.  He has received numerous President Club and Circle of Excellence awards.

EXECUTIVE COMPENSATION

Our named executive officers for 2018 (collectively, our “Named Executive Officers”) were as follows:

Name	Title
Alberto Shaio	President and Chief Executive Officer
Jean-Marc Allain (1)	President, Chief Executive Officer and Chief Accounting Officer
Todd Dupee	Senior Vice President and Chief Accounting Officer
Alexandro Gomez	Senior Vice President and Chief Relationship Officer
John Hammock	Senior Vice President and Chief Sales and Marketing Officer

___________

(1)             Resigned on July 16, 2018.

Summary Compensation Table

The following table sets forth the total compensation awarded to, earned by, or paid to our Named Executive Officers, whose compensation exceeded $100,000, during the years ended December 31, 2018 and 2017:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Nonequity Incentive Compensation ($)	All Other Compensation ($)(1)	Total ($)

Alberto Shaio	2018	261,537	-	9,800	-	-	3,000	274,337
Senior Vice President and	2017	249,998	-	45,000	-	-	-	294,998
Chief Operating Officer

Jean-Marc Allain	2018	201,506	-	-	-	-	55,410	256,916
President, Chief Executive Officer	2017	304,771	-	101,250	-	-	18,000	424,021
and Chief Accounting Officer

Todd Dupee	2018	112,171	-	-	-	-	1,000	113,171
Senior Vice President and	2017	98,877	-	15,000	-	-	-	113,877
Chief Accounting Officer

Alexandro Gomez	2018	169,767	-	-	-	-	-	169,767
Senior Vice President and	2017	150,003	55,000	18,750	-	-	-	223,753
Chief Relationship Officer

John Hammock	2018	198,833	-	-	-	-	-	198,833
Senior Vice President and	2017	198,833	-	7,500	-	-	-	206,333
Chief Sales and Marketing Officer

 _________

(1)             See “All Other Compensation” below for further details.

All Other Compensation

During 2018 and 2017, “All Other Compensation” consisted of director fees and other items.  The following is a table of amounts per named individual:

			All Other Compensation ($)	Total All Other Compensation ($)
		Director and/or Trustee Fees ($)

Name	Year

Alberto Shaio (1)	2018	-	3,000	3,000
	2017	-	-	-

Jean-Marc Allain (2)	2018	-	55,410	55,410
	2017	-	18,000	18,000

Todd Dupee (1)	2018	-	1,000	1,000
	2017	-	-	-

Alexandro Gomez	2018	-	-	-
	2017	-	-	-

John Hammock	2018	-	-	-
	2017	-	-	-

_________

(1)       Other consists of vehicle allowance for Mr. Shaio and Mr. Dupee.

(2)       Other consists of severance of $44,910 and vehicle allowance of $10,500 for Mr. Allain.

Stock Option Plans and Stock Options

2012 Long-Term Incentive Plan

The Company has adopted the 2012 Long-Term Incentive Plan to allow for an aggregate of 200,000 shares of Common Stock that may be issued under the 2012 Long-Term Incentive Plan.  The 2012 Long-Term Incentive Plan was adopted by the Company’s Board on July 2, 2010, with amendments adopted by the Company’s Board on December 21, 2011, and approved by the Company’s stockholders at the 2012 annual meeting of stockholders held on June 26, 2012.

On October 5, 2018, the Company granted 20,000 shares of Common Stock to a certain director and executive management team member.  The closing share price on the date of the grant was $0.49 and there was no vesting period.  The Company recorded compensation expense of $10,000.  On December 29, 2017, the Company granted 451,500 shares of Common Stock to certain directors and executive management team members.  The closing share price on the date of the grant was $0.75 and there was no vesting period.  The Company recorded compensation expense of $338,000.

Defined Benefit Pension Plan

In 2018, the Company made $421,000 of the $592,000 of minimum required contributions to its pension plan.  The minimum required contribution in 2019, including the shortfall from 2018, is expected to be $629,000, of which the Company has already contributed $391,000.  At this time, the Company is expecting to make its remaining minimum required contributions of $238,000 for 2019, which includes the balance of the 2018 minimum required contributions; however, there is no assurance that the Company will be able to make any or all such remaining payments.  If we are unable to fulfill our related obligations, the implementation of any such enforcement remedies would have a material adverse impact on our financial condition, results of operations, and liquidity.

See the Company’s 2018 Annual Report on Form 10-K and its Form 10-Q for the period ended March 31, 2019 for additional information on the Company’s defined benefit pension plan.

The Company’s defined benefit pension plan, prior to being frozen, covered all salaried employees over age 21 with at least one year of service who are not covered by a collective bargaining agreement to which the Company is a party.  Retirement benefits are based on the final average salary for the highest five of the ten years preceding retirement.  For example, estimated annual retirement benefits payable at normal retirement date, which normally is age 65, is approximately $15,000 for an individual with ten years of credited service and with a final average salary of $100,000; and approximately $120,000 for an individual with 40 years of credited service and with a final average salary of $200,000.  Currently, $275,000 is the legislated annual cap on determining the final average annual salary and $225,000 is the maximum legislated annual benefit payable from a qualified pension plan.

Supplemental Executive Retirement Agreement

Pursuant to an employment agreement, our former President and Chief Executive Officer was due a supplemental executive retirement payment on July 1, 2010 in the amount of $353,000 plus tax effect of approximately $170,000, which has not yet been paid.

Outstanding Equity Awards at Fiscal Year-End 2018

            There were no unexercised options held by any of our Named Executive Officers as of December 31, 2018.

Employment Agreements & Severance Benefits

The Corporation executed an employment agreement with Alberto Shaio, President and Chief Executive Officer, effective on October 1, 2018.  The initial two-year term expires on October 1, 2020.  The agreement provides for compensation at the annual rate of $300,000 per annum.  The agreement entitles Mr. Shaio to twenty days’ paid vacation per year, a vehicle allowance, “key person” insurance, business expense reimbursement and certain employee benefits generally available to employees of the Corporation.  The agreement provides for certain severance benefits depending on whether Mr. Shaio leaves the employ of the Corporation for “Cause,” “Good Reason” or “Without Cause and for Good Reason” prior to the termination of the agreement.  The agreement contains standard non-disparagement, confidentiality and non-solicitation provisions.  The foregoing is merely a summary of the agreement and is qualified in its entirety by reference to the text of the agreement as filed as Exhibit 10.1 of Form 8-K dated October 4, 2018.

The Corporation executed an employment agreement with Todd Dupee, Senior Vice President and Chief Accounting Officer, effective on October 1, 2018.  The initial two-year term expires on October 1, 2020.  The agreement provides for compensation at the annual rate of $150,000 per annum.  The agreement entitles Mr. Dupee to twenty days’ paid vacation per year, a vehicle allowance, “key person” insurance, business expense reimbursement and certain employee benefits generally available to employees of the Corporation.  The agreement provides for certain severance benefits depending on whether Mr. Dupee leaves the employ of the Corporation for “Cause,” “Good Reason” or “Without Cause and for Good Reason” prior to the termination of the agreement.  The agreement contains standard non-disparagement, confidentiality and non-solicitation provisions.  The foregoing is merely a summary of the agreement and is qualified in its entirety by reference to the text of the agreement as filed as Exhibit 10.1 of Form 8-K dated October 26, 2018.

Potential Payments Upon Severance or Change in Control

The following table sets forth the value of the severance benefits each Named Executive Officer would be entitled to receive under their respective employment agreements, as applicable, assuming that a Change in Control and the entitlement to receive Severance Benefits occurred on December 31, 2018 (neither Mr. Gomez nor Mr. Hammock are entitled to any severance benefits):

Severance Benefit Component	Alberto Shaio	Todd Dupee
Base Salary	$300,000	$150,000
Bonus	$—	$—
Value of Benefits	$—	$—
Reduction to Avoid Excise Tax	$—	$—
Equity Awards - Vested and Unvested Accelerated	$—	$—
Total	$300,000	$150,000

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information concerning beneficial ownership of our capital stock as of the Record Date by:

•      each stockholder, or group of affiliated stockholders, that we know owns more than 5% of our outstanding capital stock;

•      each of our named executive officers;

•      each of our directors and director nominees; and

•      all of our directors and executive officers as a group.

The following table lists the applicable percentage beneficial ownership based on 13,381,476 shares of Common Stock outstanding as of the Record Date.  Beneficial ownership is determined in accordance with the rules of the SEC, and generally includes voting power or investment power with respect to the securities held.  Shares of Common Stock subject to options currently exercisable or exercisable within 60 days of the Record Date are deemed outstanding and beneficially owned by the person holding such options for purposes of computing the number of shares and percentage beneficially owned by such person but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person.  Except as indicated in the footnotes to this table, and subject to applicable community property laws, the persons or entities named have sole voting and investment power with respect to all shares of our Common Stock shown as beneficially owned by them.

Unless otherwise indicated, the principal address of each of the stockholders below is c/o Trans-Lux Corporation, 135 East 57th Street, 14th Floor, New York, NY  10022.

Name, Status and Mailing Address	Number of Shares Beneficially Owned		Percent Of Class (%)

5% Stockholders:
Unilumin North America, Inc.	6,985,892	(1)	52.2
254 West 31st Street
New York, NY 10001

Gabelli Funds, LLC	4,288,935	(2)	32.1
One Corporate Center
Rye, NY 10580-1434
Non-Employee Directors:
Marco Elser	241,189	(3)	1.8
Nicholas J. Fazio	-		*
Alan K. Greene	105,742		*
Yang Liu	-		*
George W. Schiele	168,210		1.3
Salvatore J. Zizza	125,000	(4)	*
Named Executive Officers or Employee Directors:
Todd Dupee	40,000		*
Alexandro Gomez	25,000		*
John Hammock	10,000		*
Alberto Shaio	175,471		1.3
Yaozhong Shi	335,333	(5)	2.5
All directors and executive officers as a group	1,225,945		9.2

_____________________

* Represents less than 1% of total number of outstanding shares.

(1)   Based on Schedule 13D, as amended, dated April 15, 2019 by Unilumin North America, Inc.

(2)   Based on Schedule 13D, as amended, dated April 12, 2019 by Mario J. Gabelli, Gabelli Funds, LLC, Teton Advisors, Inc., Gamco Investors, Inc., GGCP, Inc., and Gamco Asset Management Inc., which companies are parent holding companies and/or registered investment advisers.  All securities are held as agent for the account of various investment company fund accounts managed by such reporting person.  Except under certain conditions, Gabelli Funds, LLC has beneficial ownership of such shares.

(3)   The amount includes 190,244 shares of Common Stock owned by Carlisle, Elser & Co. and Advicorp plc, of which Mr. Elser exercises voting and dispositive power as investment manager.

(4)   Mr. Zizza disclaims any interest in the shares set forth in footnote 1 above.

(5)   The amount includes 333,333 shares of Common Stock owned by TransTech, of which Mr. Shi is a Director.

Equity Compensation Plan Information
December 31, 2018	Securities to be issued upon exercise	Weighted average exercise price	Securities available for future issuance
Equity compensation plans approved by stockholders	-	-	800

DELINQUENT SECTION 16(A) REPORTS

The Corporation’s executive officers, directors and 10% stockholders are required under Section 16(a) of the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership with the SEC.  Copies of those reports must also be furnished to the Corporation.  Based solely on a review of the copies of reports furnished to the Corporation for the year ended December 31, 2018, Nicholas Fazio, Alexandro Gomez, John Hammock, Yang Liu and Unilumin still needed to make their Form 3 filings.  All of the Corporation’s other executive officers, directors and 10% stockholders have complied with the Section 16(a) filing requirements.

PROPOSAL 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee appointed the firm of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.  The Audit Committee is asking the stockholders to ratify this appointment.  The affirmative vote of a majority of the votes cast at the 2018/2019 Annual Meeting, either in person or by proxy, is required to ratify the selection of Marcum LLP.

Stockholder ratification of the appointment of Marcum LLP as our independent registered public accounting firm is not required by our Amended and Restated Bylaws or other applicable legal requirements.  However, the appointment of Marcum LLP is being submitted to the stockholders for ratification.  If the stockholders fail to ratify the appointment, our Audit Committee will reconsider its selection of Marcum LLP, but will not be required to select another auditor.  Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it believes that such a change would be in the best interests of the Company and our stockholders.

Representatives of Marcum LLP may be present at the 2018/2019 Annual Meeting.  They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions.

Audit and Non-Audit Fees

Audit Fees: Marcum audit fees were $215,000 in 2018 and $210,000 in 2017.  Marcum audit fees include fees and expenses associated with the annual audit of the Company’s financial statements.

Audit-Related Fees:Marcum did not provide any audit-related serviced services in 2018 or 2017.

Tax Fees: Marcum did not provide any tax services in 2018 or 2017.

All Other Fees: Marcum did not provide any non-audit services in 2018 or 2017.

Pre-Approval Policies and Procedures

Our Audit Committee must provide advance approval for all audit and non-audit services, other than de minimis non-audit services.  Before granting any approval, the Audit Committee gives due consideration to whether approval of the proposed service will have a detrimental impact on the independence of the independent registered public accounting firm.  The full Audit Committee then serving pre-approved all services provided by Marcum LLP in fiscal year 2018.

The ratification of the Company’s selection of Marcum LLP as the Company’s independent registered public accounting firm for fiscal year 2019 requires the affirmative vote of a majority of the votes cast at the 2018/2019 Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE

RATIFICATION OF MARCUM LLP AS OUR INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR FISCAL YEAR 2019.

STOCKHOLDER PROPOSALS

Stockholders who desire to present a proposal to be included in our proxy statement for our 2020 Annual Meeting must submit the proposal to us no later than March 11, 2020 and must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act.  Any such proposal must be sent in writing to the Acting Corporate Secretary of the Company at 135 East 57th Street, 14th Floor, New York, NY  10022.

Stockholders who desire to present a proposal not for inclusion in the Company’s proxy materials but for action upon at our 2020 Annual Meeting, such notice must be received not less than thirty (30) days prior to the date of our 2020 Annual Meeting.  The Company’s Amended and Restated Bylaws specify the procedure for stockholders to follow in order to bring business before, or nominate directors for election at, an annual meeting of stockholders.  A stockholder who wants to nominate a person for election as a director or propose business to be considered at an annual meeting of stockholders must deliver a written notice, by certified mail, to the Company’s Acting Corporate Secretary.  Such notice must be received at least 120 days prior to the anniversary date of the prior year’s annual meeting of stockholders.  The notice must set forth the information required by the Company’s Amended and Restated Bylaws and should be sent to our Acting Corporate Secretary in writing at 135 East 57th Street, 14th Floor, New York, NY  10022 of such intent in a timely manner in accordance with our Amended and Restated Bylaws.  A copy of our Amended and Restated Bylaws is available upon request from our Acting Corporate Secretary.

OTHER MATTERS

Management knows of no other matters to be brought before the 2018/2019 Annual Meeting.  However, if any other matters do properly come before the 2018/2019 Annual Meeting, it is intended that the proxy holders will vote the shares represented by the proxies in the accompanying form as recommended by the Board or, if no recommendation is given, in accordance with the best judgment of the person voting the proxies.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Securities Exchange Act, and file annual, quarterly and current reports, proxy statements and other information with the SEC.  You can read our SEC filings, including the proxy statement, through the internet at the SEC’s website at www.sec.gov.  You may also read and copy any document we file with the SEC at its public reference facility at 100 F Street, N.E., Washington, DC  20549.  Please call the SEC at 1-800-SEC-0330 for further information about the public reference room.

You may obtain any of the documents we file with the SEC, without charge, by requesting them in writing or by telephone from us at the following address:

Trans-Lux Corporation
135 East 57th Street, 14th Floor
New York, NY  10022
Attn: Investor Relations
Phone: (800) 243-5544

You can also read the proxy statement and the 2018 Annual Report at the following website: http://proxystatements.trans-lux.com/.

* * * *

It is important that you vote promptly to avoid unnecessary expense.  Please vote by telephone or Internet, or, if you receive a paper copy of the proxy materials, please sign, date and promptly mail the enclosed proxy card or use the telephone or Internet voting procedures described on the proxy card.

By Order of the Board of Directors,

/s/ Todd Dupee

Todd Dupee
Acting Corporate Secretary and Chief Accounting Officer

July 9, 2019

YOUR VOTE IS IMPORTANT.  PLEASE VOTE TODAY.

Trans-Lux Corporation

2018/2019 ANNUAL MEETING OF Stockholders

JULY 30, 2019  11:00 a.m., local time

This Proxy is Solicited On Behalf Of The Board Of Directors

PLEASE SIGN AND DATE THIS PROXY CARD

AND RETURN IT IN THE ENCLOSED ENVELOPE TODAY

PROXY

PLEASE MARK YOUR VOTE LIKE THIS  ☒

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE LISTED NOMINEES AND

FOR PROPOSAL 2.

1.       Election of nominees named below to the Board of Directors of the Company.

Nominees:	š	Yantao Yu
	š	Salvatore J. Zizza

☐ FOR ALL NOMINEES.

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES.

☐ FOR ALL EXCEPT

INSTRUCTIONS:    To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ˜

2.       To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

                                FOR ☐             AGAINST ☐                ABSTAIN ☐

This proxy may be revoked prior to the time it is voted by delivering to the Acting Corporate Secretary of the Company either a written revocation or a proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

PLEASE ACT PROMPTLY

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.  ☐

Signature _______________________   Signature if held jointly ____________________   Date ___________, 2019

Please sign exactly as your name or names appear on this proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY

OF PROXY MATERIALS FOR THE TRANS-LUX CORPORATION

MEETING OF STOCKHOLDERS TO BE HELD ON JULY 30, 2019

Our proxy materials relating to our 2018/2019 Annual Meeting

(Notice of Meeting, Proxy Statement, Proxy and 2018 Annual Report to

Stockholders on Form 10-K) are also available on the Internet.

Please go to http://proxystatements.trans-lux.com/

to view and obtain proxy materials online.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

TRANS-LUX CORPORATION

The undersigned stockholder of Trans-Lux Corporation, a Delaware corporation (the “Company”), hereby appoints Alberto Shaio and Todd Dupee, each with full power of substitution, as proxies, to vote all capital stock of the Company that the stockholder would be entitled to vote on all matters that may properly come before the Company’s 2018/2019 Annual Meeting of the Stockholders to be held at 11:00 a.m., local time, on Tuesday, July 30, 2019 (the “Annual Meeting”) at our headquarters at 135 East 57th Street, 14th Floor, New York, New York 10022, and any adjournments or postponements thereof, including to vote for the election of such substitute nominee for director as such proxies (or their substitutes) may select in the event that the nominee named in this proxy card become unable to serve.  The undersigned stockholder hereby revokes any proxy or proxies heretofore given by the undersigned for the Annual Meeting.

THIS PROXY WHEN PROPERLY EXECUTED AND RETURNED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD.  THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING IN ACCORDANCE WITH THEIR DISCRETION.